SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events [Text Block]
NOTE 18:-	SUBSEQUENT EVENTS

a.
On February 25, 2015 the Company entered into a definitive agreement to acquire a 70% stake, with an option to increase the holding to 100%, in an Israeli-based company specializes in software professional services for mainframes and complex large-scale environments. The acquisition is subject to the fulfillment of certain conditions defined in the acquisition agreement.

b.
On February 4, 2015, the Company declared a dividend distribution of $  0.081 per share ($ 3,582 in the aggregate) which will be paid on March 11, 2015. The dividend distribution relates to the Company's earnings in the second half of 2014.